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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                October 15, 2002

                         Commission file number 0-18560

                           The Savannah Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                               Georgia 58-1861820
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                  (State or other jurisdiction of (IRS Employer incorporation or organization) identification No.)


                       25 Bull Street, Savannah, GA 31401
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               (Address of principal executive offices) (Zip Code)


                                  912-651-8200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)





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Item 9. Regulation F-D Disclosure.

     On October 15, 2002, The Savannah Bancorp, Inc., issued its regular quarterly Earnings Release titled "The Savannah Bancorp Reports 11 Percent Increase in Third Quarter Earnings and Announces Quarterly Dividend." This release contains narrative, highlights and financial statements with respect to the earnings for the quarter ended September 30, 2002.


A copy of Registrant's Earnings release is attached as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.


Exhibit

99.1 - Content of Earnings Release






                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: October 21, 2002
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        Robert B. Briscoe
     Chief Financial Officer





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